EXHIBIT 24

                                POWER OF ATTORNEY

     We, the undersigned members of the Board of Directors of Bowater Incorporated severally appoint Ronald T. Lindsay and William G. Harvey, and each of them singly, our true and lawful attorneys with the full power of substitution, to sign for us and in our names in the capacities listed below, the Registration Statement on Form S-8 pertaining to the Bowater Incorporated Supplemental Retirement Savings Plan (the "Plan"), and any and all amendments to such Registration Statement, and generally to do all such actions in our names and on our behalf in our capacities as members to enable Bowater Incorporated to comply with the provisions of the Securities Act of 1933, as amended, all requirements of the Securities and Exchange Commission, and all requirements of any other applicable law or regulation, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to such Registration Statement and any and all amendments thereto, including post-effective amendments.

/s/ Richard B. Evans                    Director                November 8, 2006
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Richard B. Evans

/s/ Gordon D. Giffin                    Director                November 8, 2006
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Gordon D. Giffin

/s/ Ruth R. Harkin                      Director                November 8, 2006
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Ruth R. Harkin

/s/ L. Jacques Menard                   Director                November 8, 2006
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L. Jacques Menard

/s/ Arnold M. Nemirow                   Director                November 8, 2006
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Arnold M. Nemirow

/s/ John A. Rolls                       Director                November 8, 2006
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John A. Rolls

/s/ Arthur R. Sawchuk                   Director                November 8, 2006
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Arthur R. Sawchuk

/s/ Bruce W. Van Saun                   Director                November 8, 2006
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Bruce W. Van Saun

/s/ Togo D. West, Jr.                   Director                November 8, 2006
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Togo D. West, Jr.